Exhibit 32
CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of AEI Income & Growth Fund XXII Limited Partnership (the “Partnership”) on Form 10-Q for the period ended June 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Marni J. Nygard, President of AEI Fund Management XXI, Inc., the Managing General Partner of the Partnership, and Kristin R. Waddell, Chief Financial Officer of AEI Fund Management XXI, Inc., each certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

/s/ Marni J Nygard
Marni J. Nygard, President
AEI Fund Management XXI, Inc.
Managing General Partner
August 13, 2026

/s/ Kristin R Waddell
Kristin R. Waddell, Chief Financial Officer
AEI Fund Management XXI, Inc.
Managing General Partner
August 13, 2026